Exhibit 10.1

Hotchek Mobile App and Portal Development Agreement Between SoftAddicts.com, Inc. and CLIENT.

CLIENT.  (referred  to herein as "CLIENT")  has  engaged  SoftAddicts.com,  Inc.  (referred  herein as "CONTRACTOR")  for  the  specific  purpose  of  website development  and/or  Internet  related services.

1.     SERVICES RENDERED.   CONTRACTOR agrees  to perform  following website development  and/or  Internet  related services as outlined and agreed  to in attached  Statement  of Work.  Multiple Statements  of  Work  can  be a part  of  this  agreement.  Each  Statement  of  Work must refer  to  this  agreement  and  signed by both  parties  to be  legal.

2.    PAYMENT.    All charges  agreed upon  and which may  accrue shall become  due  and payable to CONTRACTOR as described in attached and signed  Payment  Schedule.

3.    ADDITIONAL SERVICES.   The  terms  and conditions  set  forth  in  this  document  constitute the sole agreement  between CONTRACTOR and the  CLIENT regarding the website development  and/or  Internet  related services.  Any  additional  work  not  specified in  this  contract or in  the Statement  of  Work  must  be  authorized in writing.

4.  CONTRACTOR’s PERFORMANCE.   CONTRACTOR  agrees  to  perform  all  tasks  assigned to CONTRACTOR as set  forth  in this  Agreement,  Statement  of  Work,  Payment  Schedule,  or  a Change  Order,  and  to  provide all assistance and cooperation  to  CLIENT.  CONTRACTOR agrees  to begin  the  development  immediately  upon acceptance of  this  Agreement  and deposit payment  by  the  CLIENT.  CLIENT  shall hereby  acknowledge and agree  that  CONTRACTOR  and its suppliers  will not  be liable  for  any  temporary  delay,  outages or  interruptions  of  the services.  Further,  CONTRACTOR  shall not  be liable  for  any  delay  or  failure to  perform  its obligations under  this  Agreement,  where such delay  or  failure  results  from  any  act  of  God or other cause beyond its reasonable control  (including,  without  limitation,  any  mechanical, electronic,  communication,  or  third-party  supplier  failure).    CONTRACTOR  is  responsible  for  the performance  of  the software  after  it  has  been  installed.  If,  for  some  reason,  the CLIENT is at fault  for  the  software  not  performing,  then  a  written  quote  from  CONTRACTOR will be submitted for approval  of  the  work  required  to  fix  the  software.    All other failures  due  to  the software  will  be responsibility  of  CONTRACTOR  to  repair  back  to  acceptable performance.

5.    CLIENT’s RESPONSIBILITIES.   CLIENT agrees  to perform  all tasks  assigned  to CLIENT as set forth in this  Agreement,  Statement  of  Work,  Payment  Schedule,  or  a Change  Order,  and to provide all assistance  and cooperation  to CONTRACTOR.  CONTRACTOR shall not  be deemed in breach  of  this  Agreement  in the  event  CONTRACTOR's  failure  to  meet  its responsibilities and time  schedules is caused by  CLIENT's  failure  to  meet  (or  delay  in)  its responsibilities and time  schedules set forth in the  Statement  of  Work,  Payment  Schedule,  a Change  Order,  or  this  Agreement.  In  the event  of  any  such  failure  or  delay  by  CLIENT,  (i)  all of CONTRACTOR's  time  frames,  milestones,  and/or  deadlines  shall be extended by the number  of days  of  CLIENT's  failure  multiplied by two (2); and  (ii)  CLIENT shall continue to  make  timely payments  to CONTRACTOR as set  forth in this  Agreement,  the  Payment  Schedule,  and  any Change  Order(s)  as if  all time  frames,  schedules,  or  deadlines  had  been completed by CONTRACTOR.  In  the event  of  such  failure,  CONTRACTOR has a  right  to substitute  project developers  and CLIENT will have to cover  a  reasonable learning curve necessary.

6.    SUBCONTRACTING.   CONTRACTOR reserves the  right  to assign  other  developers  to  the projects.    In  such  event  CONTRACTOR’s  subcontractor  or  subcontractors  must  be accessible to CLIENT during  normal  work  hours  by  E-mail and,  if  requested  in writing,  ICQ  or  any  instant message  system,  and/or  by  phone.    CONTRACTOR is responsible  for  all subcontracting performances  as  if  it  was their  own.

7.     NON-CONTRAVENTION.    Neither  party  shall,  directly  or  indirectly,  take  any  action or  do anything,  which has the  result  of  reducing,  hindering,  impairing or eliminating the benefits  to be derived from  this  agreement  or  the  relationship created hereby.    Neither  party  shall confer, negotiate, solicit  or  try  to  confer,  negotiate  or  solicit  with any contact,  CLIENT,  customer, supplier,  subcontractor  or  service provider  of  the  other  party  in order  to avoid or evade or reduce or  eliminate  any  obligations,  rights  or  benefits  of  this  agreement.    CONTRACTOR cannot  directly  contract  customers  of  the  CLIENT and CLIENT  cannot  directly  contract  or employ  employees  or  subcontractors  of  the CONTRACTOR  for  any  reason other  than  to perform  under  this  agreement  during the terms  of  this  Agreement  and  for  a  period of  3  (three) years  upon termination of  this  Agreement,  whether  because  of  either  party’s  default,  upon completion,  or  any  other  cause.    In  the event  of  an already  existing  direct  business  between one of  the  parties,  and  the other  party’s  protected  interest,  section  7 shall not  apply.  Each  party agrees  to act  in  good  faith in carrying  out  the provisions  of  this  Agreement  to  the best  of  their abilities.

8.    WARRANTIES  AND  LIABILITY.  CONTRACTOR does not  warrant  that  the  functions  of  the Software  Development  and/or  Internet  Related  Services will meet  the CLIENT’s  expectations  of resulting business.

9.    TRADEMARKS & COPYRIGHTS.   The  CLIENT represents  to  CONTRACTOR and unconditionally  guarantees that  any  elements  of  text,  code,  graphics,  photos,  designs, trademarks,  or  other  material  furnished  to  CONTRACTOR  for  inclusion in CLIENT’S projects are owned by the CLIENT,  or  that  the  CLIENT  has  permission  from  the  rightful  owner  to use each of  these elements,  and will hold harmless,  protect,  and defend CONTRACTOR  from  any claim  or  suit  arising  from  the use of  such  elements  furnished by the  CLIENT.   Copyright  to  the assembled work  of  Web  pages  produced  by  CONTRACTOR is owned by

CONTRACTOR.   Upon  final payment  for  each Statement  of  Work,  all rights  owned by CONTRACTOR  as  to  the design,  graphics,  text,  and programs,  made  for  that  Statement  of

Work,  transfer  to  the CLIENT.

This  does  not  include source  code,  documentation,  and/or  application programs  that  were previously  written or developed by CONTRACTOR and  modified to meet  CLIENT's  specific requirements.    CONTRACTOR  shall own all worldwide right,  title,  and interest  in and to  such content,  but  shall provide CLIENT (upon payment  in  full of  the  fees  associated with the Statement  of  Work)  a worldwide,  royalty-free,  non-exclusive,  transferable and perpetual right and license to  use  such  content.  CONTRACTOR  agrees  that  it  either  owns or will own any rights  that  it  claims  to  own and which CONTRACTOR assigns  to  CLIENT.  CONTRACTOR will assign  any  intellectual property  rights  to CLIENT that  are consistent  with this  paragraph.

10.    THIRD-PARTY PRODUCTS  AND SERVICES. Certain third-party  products  and  services might  be  used  as a part  of  the project.  Unless  specifically  agreed  to by CLIENT and CONTRACTOR,  CONTRACTOR  shall not  be  responsible  for  performance of  such  products  and services.  Further,  all costs  related  to  third-party  products  and  services shall be responsibility  of the CLIENT.

11.    LITIGATION.   Any  disputes arising from  this  contract  will be litigated or arbitrated  in Broward  County,  Florida.   This  Agreement  shall be  governed and construed in accordance with the laws  of  the State  of  Florida,  USA.

12.     CONFIDENTIALITY.  Confidential  Information shall mean all information identified by a party  ("Disclosing  Party")  to  the  other  party  ("Receiving  Party"),  which,  if  in  writing  labeled as confidential,  or  if  disclosed orally,  is  reduced  to writing within  fifteen  (15)  days,  and labeled as confidential.  Confidential  Information  shall remain the  sole property  of  the  Disclosing  Party. Except  for  the  specific  rights  granted  by  this  Agreement,  the Receiving  Party  shall not  use  any Confidential  Information  of  Disclosing Party  for  its  own benefit  or  for  the  benefit  of  others. Receiving  Party  shall not  disclose Confidential  Information to any  third  party without  the  written consent  of  Disclosing  Party  (except  to  its  own developers  who are bound  by  a written agreement  with Receiving Party  to  maintain confidentiality).  Confidential  Information  shall exclude information  (i)  available to the  public  other  than by a breach  of  this  Agreement;  (ii) rightfully  received  from  a  third  party  not  in breach  of  an  obligation  of  confidentiality;  (iii) independently  developed by Receiving  Party  without  access  to Confidential  information;  (iv) known to  Receiving  Party  at  the  time of  disclosure;  or  (v)  produced  in compliance with a court order.  Receiving  Party  shall give reasonable notice to  Disclosing Party  that  Confidential Information is  being sought  by  a  third  person,  so  as to  afford  an opportunity  to limit  or  prevent such disclosure.  Receiving Party  agrees  to  cease  using all Confidential  Information,  and  to promptly  return such Confidential Information  to  Disclosing  Party  upon request.

13.     MARKETING.   CLIENT hereby grants  CONTRACTOR  the  right  to  use the name  and service marks  of  CLIENT in its  marketing materials  or  other  oral,  electronic,  or  written promotions,  which shall include naming  CLIENT  as a CLIENT of  CONTRACTOR  and a brief scope of  services provided.  Either  party  may  elect  to issue  a press  release  related  to  this Agreement.  In  doing so,  any  release shall be approved by the other  party  and such approval shall not  be  unreasonably withheld.

14.     TERMINATION.

Termination  for  Convenience.    CLIENT shall have the right  at  any  time  to  terminate  this Agreement  upon  fifteen  (15)  days’ notice  by  giving written notice of  termination to CONTRACTOR.  In  the event  of  such  termination,  CLIENT's  entire  financial obligation  to CONTRACTOR  shall be for  then  accrued payments  due  under  Payment  schedule,  plus  the prorated portion of  the next  payment,  if  any,  due  with respect  to items  being worked  on but  not yet  delivered at the  time  of  termination.

CONTRACTOR  shall have the right  to  terminate  this  Agreement  upon  fifteen (15)  days’ notice by giving  written notice of  termination  to CLIENT.  In  the event  of  such  termination,

CONTRACTOR’s  entire  obligation shall  be  to  complete  all outstanding Statements  of  Work.

Automatic Termination.   This  Agreement  will be terminated  automatically,  without  notice,  (i) upon the institution by or  against  either  of  the  parties to  this  Agreement  of  insolvency, receivership,  or  bankruptcy  proceedings  or  any  other  proceedings  for  the  settlement  of  their debts; (ii)  upon  them  making  an  assignment  for  the benefit  of  creditors;  or  (iii)  upon  their dissolution.

15.     ENTIRE  AGREEMENT.  This  Agreement,  including the attached  Statement  of  Work  and Payment  Schedule which are incorporated  herein by reference  as  though  fully  set  out,  contains the entire understanding  and agreement  of  the  parties with respect  to  the  subject  matter contained herein,  supersedes all prior  oral or  written understandings  and  agreements  relating thereto except  as expressly  otherwise provided,  and may  not  be  altered,  modified or  waived in whole or in part,  except  in writing,  signed by duly  authorized representatives of  the  parties.

16.     FORCE MAJEURE.  Neither  party  shall be held responsible  for  damages  caused  by  any delay  or  default  due  to any  contingency  beyond its  control  preventing or interfering  with performance  hereunder.

17.     SEVERABILITY.    If  any  provision of  this  Agreement  shall be held by a court  of  competent jurisdiction  to  be contrary  to  any  law,  the remaining provisions  shall remain  in  full  force  and effect  as  if  said provision  never  existed.

18.     WAIVER  AND  AMENDMENTS.  No waiver,  amendment,  or  modification of  any  provision of  this  Agreement  shall be effective unless consented  to by both  parties in writing.  No  failure  or delay  by  either  party  in exercising  any  rights,  power, or remedy  under  this  Agreement  shall operate  as a waiver  of  any  such right,  power, or remedy.

19.     AGENCY.    The  parties are  separate and independent  legal  entities.  Nothing contained in this  Agreement  shall be deemed  to constitute either  Agent  or  CLIENT a representative,  partner, joint  venture or  employee of  the  other  party  for  any  purpose.  Neither  party  has  the  authority  to bind the other  or  to  incur  any  liability  on behalf  of  the other,  nor  to  direct  the employees  of  the other.

20.     SUCCESSORS.   All rights  and  obligations  of  the parties  under  this  Agreement  would be transferred  to either  party  successor  as if  it  was the original party  to  this  Agreement.

21.     CONTACT  INFORMATION OF THE PARTIES.

CLIENT  Information

DEVAGO  INC.

Address:  Calle  Dr.  Heriberto  Nunez  #11,  Edificio  Samadhi  Apto  104;  Santo  Domingo,  RD Phone:  8099944443

Email:  jose@devagoinc.com

CONTRACTOR Information

SoftAddicts.com,  Inc.

Address:  1000  NE  12  Ave,  Suite  707 Hallandale  Beach,  FL  33009

Phone:  954-536-0118  Email:  vlad@softaddicts.com

IN WITNESS WHEREOF,  the parties  hereto have executed  this  Agreement  as  of  the  date indicated below:

CLIENT.     /s/ Jose Acosta                                          Title:  President,  CEO

Date  FEB 5 2015

SoftAddicts.com,  Inc.                                     Title:         CEO

/s/ V. Shaunders

Date  FEB 5 2015

STATEMENT  OF WORK  (as  a part  of  HotChek  Mobile App and Portal  Development  Agreement between SoftAddicts.com,  Inc.  and CLIENT.)

Phase 1.

CLIENT agrees  to  provide SoftAddicts  a  statement  of  work  and  detail specification of  the change  requests  to  be added to this  agreement  by March  1,  2015.

CLIENT  /s/ Jose Acosta

CONTRACTOR    /s/ V. Shaunders

DATE    FEB 5 2015

PAYMENT  SCHEDULE  (as a part  of  Hotchek  Mobile App and  Web  Portal  Development Agreement  between SoftAddicts.com,  Inc.  and CLIENT.)

Phase 1.

Additional  work  and  future maintenance will be performed  at  $45/hour.

CLIENT /s/ Jose Acosta

CONTRACTOR     /s/ V. Shaunders

DATE FEB 5 2015